UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2017

GTT COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35965	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Tysons One Place
Suite 1450
McLean, Virginia 22102
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 442-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 9, 2017, GTT Communications, Inc. (“GTT”) closed its previously announced private offering of $150 million aggregate principal amount of its 7.875% Senior Notes due 2024 (the “New Notes”). The New Notes will be treated as a single series of debt securities with GTT’s $300 million aggregate principal amount of 7.875% Senior Notes due 2024 that it issued on December 22, 2016 (the “Existing Notes” and together with the New Notes, the “Notes”). The New Notes have identical terms as the Existing Notes, other than the issue date and offering price. The New Notes were issued at an issue price of 106.000% and interest on the New Notes will be deemed to have accrued from December 22, 2016.

The New Notes were offered and sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. buyers in accordance with Regulation S under the Securities Act. The New Notes have not been and are not expected to be registered under the Securities Act or under any state securities laws and, unless so registered, may not be offered or sold in the United States or to U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

The net proceeds from the offering (not including interest deemed to have accrued from December 22, 2016 to the closing date of the offering paid by purchasers of the New Notes), after deducting the initial purchasers’ discounts and the payment of GTT’s estimated expenses related to the offering, was approximately $155.6 million.  GTT intends to use the net proceeds from the offering for general corporate purposes, including, if its previously announced proposed acquisitions are consummated, funding the cash consideration for such proposed acquisitions, and, if such proposed acquisitions are not consummated, working capital, repayment of indebtedness under GTT’s credit facilities, capital expenditures and the financing of other future acquisitions.

The New Notes were issued as additional notes under the Indenture, dated as of December 22, 2016 (the “Original Indenture”), by and between GTT, as successor by merger to GTT Escrow Corporation, and the Trustee, as supplemented by the First Supplemental Indenture, dated as of January 9, 2017 (the “First Supplemental Indenture” and the Original Indenture, as supplemented by the First Supplemental Indenture, the “Indenture”), by and among GTT, certain subsidiaries of GTT (the “Guaranteeing Subsidiaries”) and the Trustee. The obligations of GTT under the Indenture and the Notes, including the due and punctual payment of interest on the Notes, are fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by the Guaranteeing Subsidiaries.

The Notes will mature on December 31, 2024, and interest is payable on the Notes semiannually in arrears on June 30 and December 31 of each year, commencing on June 30, 2017.

GTT may, at its option, redeem the Notes, in whole at any time, or in part from time to time, prior to December 31, 2019 at a price equal to 100% of the principal amount of the Notes to be redeemed plus a “make-whole” premium, plus accrued and unpaid interest, if any, to, but not including, the redemption date. GTT may, at its option, redeem the Notes in whole at any time, or in part from time to time, on or after December 31, 2019 at certain specified redemption prices, plus accrued and unpaid interest, if any, to, but not including, the redemption date. In addition, GTT may, at its option, redeem up to 40% of the aggregate principal amount of the Notes at any time and from time to time prior to December 31, 2019 with the net proceeds of certain equity offerings at a price of 107.875% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the redemption date.

The Indenture contains covenants that limit the ability of GTT and certain of its subsidiaries to, among other things and subject to certain significant exceptions: (i) incur, assume or guarantee additional indebtedness; (ii) declare or pay dividends or make other distributions with respect to, or purchase or otherwise acquire or retire for value, equity interests; (iii) make any principal payment on, or redeem or repurchase, subordinated debt; (iv) make loans, advances or other investments; (v) incur liens that secure indebtedness; (vi) sell or otherwise dispose of assets, including capital stock of subsidiaries; (vii) consolidate or merge with or into, or sell all or substantially all assets to, another person; (viii) enter into sale and leaseback transactions and (ix) enter into transactions with affiliates. If any of certain change of control events occurs, GTT is required to offer to purchase the Notes at a price of 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the purchase date.  The Indenture also provides for certain events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Notes to be declared immediately due and payable.

The foregoing description of the Notes and the Indenture is not intended to be complete and is qualified in its entirety by reference to the full text of the Original Indenture (including the Form of 7.875% Senior Notes due 2024), a copy of which was previously filed as Exhibit 4.1 to GTT’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 22, 2016 and is incorporated herein by reference, as supplemented by the First Supplemental Indenture, a copy of which was previously filed as Exhibit 4.1 to GTT’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 13, 2017 and is incorporated herein by reference.

Caution Regarding Forward-Looking Statements

The disclosure above contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including those regarding the anticipated use of proceeds from the New Notes offering. Actual events or results may differ materially from those in the forward-looking statements as a result of various important factors, including those described in GTT’s filings with the Securities and Exchange Commission. Although GTT believes that the expectations reflected in the forward-looking statements are reasonable, such statements should not be regarded as a representation by GTT, or any other person, that such forward-looking statements will be achieved. The business and operations of GTT are subject to substantial risks which increase the uncertainty inherent in forward-looking statements. GTT undertakes no duty to update any of the forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law. In light of the foregoing, readers are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1

Indenture, dated as of December 22, 2016, by and between GTT, as successor by merger to GTT Escrow Corporation, and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.1 to GTT’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 22, 2016).

4.2

First Supplemental Indenture, dated as of January 9, 2017, by and among GTT, the Guaranteeing Subsidiaries party thereto and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.1 to GTT’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 13, 2017).

4.3	Form of 7.875% Senior Notes due 2024 (included in Exhibit 4.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GTT COMMUNICATIONS, INC.

By:	/s/ Michael T. Sicoli
Michael T. Sicoli
Chief Financial Officer

Date: June 9, 2017

Exhibit Index

Exhibit No.	Description
4.1

Indenture, dated as of December 22, 2016, by and between GTT, as successor by merger to GTT Escrow Corporation, and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.1 to GTT’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 22, 2016).

4.2

First Supplemental Indenture, dated as of January 9, 2017, by and among GTT, the Guaranteeing Subsidiaries party thereto and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.1 to GTT’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 13, 2017).

4.3	Form of 7.875% Senior Notes due 2024 (included in Exhibit 4.1).